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                                                                  Exhibit 10.7


                                 LEASE AGREEMENT

               THIS LEASE AGREEMENT ("Lease") is entered into by and between the Landlord and the Tenant hereinafter named.

                                   ARTICLE I.
                    DEFINITIONS AND CERTAIN BASIC PROVISIONS

               1.01

                       (1)      "Landlord": JCD Partnership

                       (2) "Landlord's Address": 1828 Raymond Road, Jackson, Mississippi 39204

                       (3)      "Tenant": Renex Dialysis Facilities, Inc.

                       (4) Tenant's Address: 1828 Raymond Road, Jackson, Mississippi 39204

                       (5) "Premises": The commercial office building located at the above referenced address, which is designed and equipped to accommodate outpatient chronic dialysis clinics.

                       (6) "Lease Term": January 1, 1996, through December 31, 2000, with an option by Tenant to renew for an additional five (5) years on the same terms and conditions provided Tenant exercises this option in writing and delivers same to Landlord, not less than 60 days prior to the expiration of the initial term.

                       (7) "Rent": As set forth in Section 3.01 of this Lease.

               1.02 Each of the foregoing definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in the other provisions of this Lease.

                                   ARTICLE II.

                                 GRANTING CLAUSE

               2.01 In consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the other terms, covenants and conditions herein, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the Premises as described in paragraph 1.01(5) to have and to hold the Premises for the Lease Term specified in paragraph 1.01(6), all on the terms and conditions set forth in this Lease.




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                                  ARTICLE III.

                                      RENT

               3.01 Tenant shall pay to Landlord Rent in monthly installments of Two Thousand Two Hundred No/100 Dollars ($2,200.00). Installments shall be due and payable on or before the first day of each calendar month during the Lease Term and shall become past due on the tenth day thereof. Rent shall accrue hereunder from January 1, 1996, and shall be payable at the place designated for the delivery of notices to Landlord at the time of payment.

                                   ARTICLE IV.

                            USE AND CARE OF PREMISES

               4.01 Tenant shall use and occupy the premises solely for purposes directly related to the maintenance of outpatient chronic dialysis facilities or related medical or general office use.

               4.02 Tenant shall procure at its sole expense any permits and licenses required for the transaction of its business on the Premises. The Tenant further agrees not to permit anything to be one on the premises which will be contrary to the provisions of the policies of insurance hereon or which will increase the premiums for such insurance, or be contrary to the rules and regulations of any municipal, state or governmental authority.

               4.03 Tenant agrees not to permit the premises, including woodwork, floors, carpet, and walls, or any furniture or furnishing fixture, or appliances contained therein to be damaged in any manner. Tenant is also responsible for damage done by wind, or rain, followed by leaving windows or doors open, and by overflow of water or stoppage of water pipes. Tenant agrees to waive all rights and claims against the Landlord in connection with the condition of the Premises after occupancy, and any subsequent action to repair or vacate. After occupancy, Tenant shall keep the premises in good order, neat in appearance, and free from all refuse, and shall promptly remove all garbage and refuse of any kind from the premises during the Lease Term.

               4.04 Tenant shall keep the foundation, exterior walls, air conditioning, heating and ventilating systems and roof of the Premises in good repair.

                                   ARTICLE V.

                                    UTILITIES

               5.01 Tenant shall promptly pay all charges for electricity, water, gas, sewerage service, and other utilities furnished to the Premises.

                                   ARTICLE VI.

                                    INSURANCE

               6.01 Tenant shall, from and after the commencement of this Lease, and throughout the entire term of this I-ease, keep the Premises insured against loss or damage by fire, lightning

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and any other casualties and Landlord shall be named as Loss Payee on said insurance policy(s) and Tenant shall maintain property damage insurance on all contents located on the Premises.

                                  ARTICLE VII.

                        DAMAGE BY FIRE OR OTHER CASUALTY

               7.01 Tenant shall give immediate written notice to Landlord of any damage caused to the Premises by fire or other casualty.

               7.02 If the Premises shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and Landlord does not elect to terminate this Lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at Landlord's sole cost and expense to rebuild and repair the Premises. Landlord shall proceed to rebuild and repair the Premises with reasonable diligence and at Landlord's sole cost and expense.

                                  ARTICLE VIII.

                                INDEMNITY CLAUSE

               8.01 Tenant agrees that it will protect and save and keep Landlord harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Tenant or those holding under Tenant, and that Tenant will at all times protect, indemnify and save and keep harmless Landlord against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about said premises, causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against from any and all loss, cost, damage or expenses arising out of any failure of Tenant in any respect to comply with and perform all the requirements and provisions hereof.

                                   ARTICLE IX.

                                 EMINENT DOMAIN

               9.01 If the Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain such that they are no longer suitable to operate Tenant's business thereon, this Lease shall, at the election of Tenant, terminate and the Rent shall be abated during the unexpired portion of this Lease, effective on the date physical possession is taken by the condemning authority.

               9.02 All compensation awarded for any taking of the Premises shall be the property of the Landlord, and Tenant hereby assigns their interest in any such award to Landlord.

                                   ARTICLE X.

                                 PROPERTY TAXES

               10.01 All real estate taxes shall be the responsibility of Landlord.

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               10.02 Tenant shall be liable for all taxes levied against
personal property and trade fixtures placed by Tenant on the Premises.

                                   ARTICLE XI.

                                   SUBLETTING

               12.01 Tenant shall not sublet the Premises or assign this Lease, or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

                                  ARTICLE XII.

                                   INSPECTION

               13.01 Landlord may enter said premises at reasonable times to inspect the Premises upon reasonable notice.

                                  ARTICLE XIII.

                                   ALTERATIONS

               14.01 Tenant agrees not to make any material alterations, installations, repairs, or redecorations of any kind to the premises without written permission from the Landlord which consent shall not be unreasonably withheld.

                                  ARTICLE XIV.

                                   TERMINATION

               15.01 Should Tenant fail to vacate on or before the termination date, the rental for the holdover period shall be the maximum permitted by law. In such case, Tenant shall be liable for such other damages incurred through the loss of a prospective tenant, or other expenses incurred due to the breach of this condition of this Lease.

                                   ARTICLE XV.

                                     DEFAULT

               16.01 If the aforesaid rental or any part thereof shall remain unpaid for ten (10) days after written notice, or if Lessee shall violate or be in default on the performance of any of the other covenants or conditions hereof, after thirty (30) days written notice or if Tenant abandons or vacates the Premises during the term of this Lease for a period of time consisting of at least 15 consecutive business days, or if Tenant shall be adjudicated bankrupt, or makes any assignment for the benefit of creditors, Landlord may enter into said premises, and again have and repossess the same as if this Lease had not been made in accordance with applicable law. In case of any such default or entry, Landlord shall thereupon have the right at its option and in its sole discretion: (1) to terminate this Lease and the rent for the entire term shall at once become due and payable and Landlord may proceed to collect the rent for the entire term as if by the terms of this Lease the entire rent for the entire term shall be made payable in advance; or (2) to relet said premises from time-to-time during

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the remainder of the Lease Term for the highest rent obtainable and it may recover from Tenant any deficiency between such amount and the rent herein reserved, it being the intention of the parties that such re-entry and reletting shall not discharge Tenant from liability for rent or for any other obligations of Tenant under the terms of this Lease. In addition, upon default hereunder, Landlord shall also be entitled to recover the cost of reletting the leased premises, including, but not limited to advertising costs. Landlord may waive any default without impairing the right to declare subsequent default hereunder, this right being a continuing one.

               Should Landlord place the claim for any past-due rent or any other sum due Landlord under the terms and provisions of this Lease in the hands of an attorney for collection, the Tenant shall pay, in addition to the amounts due under any such claim, all reasonable costs, charges and expenses in connection with the collection thereof, including a reasonable attorney's fee to the attorney handling such claim.

                                  ARTICLE XVI.

                                     NOTICES

               17.01 Whenever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed delivered upon actual receipt via the United States mail, postage prepaid, certified mail, return receipt requested, at the respective addresses set out in paragraph 1.01 above, or at such other addresses as the parties hereafter specify by written notice delivered in accordance with this Lease.

                                  ARTICLE XVII.

                                  MISCELLANEOUS

               18.01 Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, or create any relationship between the parties hereto other than the relationship of landlord and tenant. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity may require.

               18.02 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

               18.03 Whenever a period of time is prescribed for action to be taken by the parties to this lease, the parties shall not be liable or responsible for, and there shall be excused from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, or other causes of any kind whatsoever which are beyond the reasonable control of the affected party.

               18.04 Landlord agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Premises.


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               18.05 This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify, or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification, or termination is sought.

               18.06 The laws of the State of Mississippi shall govern the interpretation, validity, performance, and enforcement of this Lease. If any provision of this Lease should be held invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

               18.07 The terms, provisions, and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, successors in interest, and legal representatives except as otherwise herein expressly provided.

               IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed on the dates indicated below to be effective as of January 1, 1995.

                                    LANDLORD:

                                    JCD PARTNERSHIP



                                    By:      C. David Finch, Jr., M.D.
                                       ----------------------------------------
                                             C. DAVID FINCH, JR., M.D.



                                    By:           Jeffery C. Finch
                                       ----------------------------------------
                                                  JEFFERY C. FINCH



                                    By:           Charles D. Finch
                                       ----------------------------------------
                                                  CHARLES D. FINCH

                                    TENANT:

                                    RENEX DIALYSIS FACILITIES, INC.




                                    By:      C. David Finch, Jr., M.D.
                                       ----------------------------------------
                                        C. DAVID FINCH, JR., M.D., President





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STATE OF FLORIDA

COUNTY OF DADE

               Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of December, 1995, within my jurisdiction, the within named C. DAVID FINCH, JR., M.D. who acknowledged that he executed the above and foregoing instrument for the intents and purposes therein expressed.


My Commission Expires:                            /s/ Bryan W. Bauman
August 04, 1997                             -----------------------------------
Commission No.: CC-796271                            NOTARY PUBLIC




STATE OF FLORIDA

COUNTY OF DADE

               Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of December, 1995, within my jurisdiction, the within named JEFFERY C. FINCH who acknowledged that he executed the above and foregoing instrument for the intents and purposes therein expressed.


My Commission Expires:                            /s/ Bryan W. Bauman
August 04, 1997                             -----------------------------------
Commission No.: CC-796271                            NOTARY PUBLIC





STATE OF FLORIDA

COUNTY OF DADE

               Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of December, 1995, within my jurisdiction, the within named CHARLES D. FINCH who acknowledged that he executed the above and foregoing instrument for the intents and purposes therein expressed.


My Commission Expires:                            /s/ Bryan W. Bauman
August 04, 1997                             -----------------------------------
Commission No.: CC-796271                            NOTARY PUBLIC



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STATE OF FLORIDA

COUNTY OF DADE

               Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of December, 1995, within my jurisdiction, the within named C. DAVID FINCH, JR., M.D. who acknowledged that he is President of DIALYSIS FACILITIES, INC., a Mississippi corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument for the intents and purposes therein expressed.


My Commission Expires:                                /s/ Bryan W. Bauman
August 04, 1997                                --------------------------------
Commission No.: CC-796271                                NOTARY PUBLIC






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                                   EXHIBIT "A"

       A 3.3 acre parcel being part of Lot 5, SAUNDERS FARM SUBDIVISION as recorded in Book 2 at Page 107 in the office of the Chancery Clerk of Hinds Co., being situated in the NE 1/4 of Sec. 14, T5N, R1W, Hinds Co., Miss., and being more particularly described as follows:

       Commencing at the intersection of the south line of T.V. Road and the west line of Robinson Road, said point being the northeast comer of said Lot 5 of Saunders Farm, run thence NORTHWESTERLY along the south line of T.V. Road 858.0 ft.; thence S 14'52' E - 1396.5 ft.; thence S 550 25' W - 174.0 ft. to the POINT OF BEGINNING; run thence S 08045' W 460.5 ft. to a point in the northerly right of way of Raymond Rd.; run thence SOUTHWESTERLY along said right of way 155.3 ft. to the southeast comer of Lot 2, Block A of Raymond Road Farms Subdivision; run thence N 29' 00' W along the east side of said Raymond Road Farms 600.0 ft. to the northeast comer of Lot 5 thereof; run thence N 66'46' E -
       309.3 ft.; thence S 29'00' E - 116.8 ft. to the POINT OF
       BEGINNING.